                                                                   Exhibit 10.43

               FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN
                                    AGREEMENT

     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT ("AMENDMENT I") is entered into as of this 1st day of November, 2005 by and among LASALLE BANK NATIONAL ASSOCIATION ("LBNA"), as Administrative Agent and as a Lender, SOUTHWEST BANK OF ST. LOUIS ("SWB"), as a Lender, NATIONAL CITY BANK OF THE MIDWEST ("NCB"), as a Lender, FIFTH THIRD BANK (SOUTHERN INDIANA) ("FTB"), as a Lender, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBF"), and FIRST BANK ("FB"), as a Lender (collectively LBNA, SWB, NCB, FTB, MLBF, and FB are referred to herein as "Lenders") and TALX CORPORATION, a Missouri corporation ("BORROWER"); and consented to by TALX UCM SERVICES, INC., a Missouri corporation ("TUS"), TALX EMPLOYER SERVICES, LLC, a Missouri limited liability company ("TES"), TALX FASTIME SERVICES, INC., a Texas Corporation, f/k/a Ti3, Inc. ("TFTS"), TBT ENTERPRISES, INCORPORATED, a Maryland corporation ("TBT"), UI ADVANTAGE, INC., a Maryland corporation ("UI"), NET PROFIT, INC., a South Carolina corporation ("NET"), TALX TAX INCENTIVE SERVICES, LLC, a Missouri limited liability company ("TIS"), and JON-JAY ASSOCIATES, INC., a Massachusetts corporation ("JJ") (collectively TUS, TES, TFTS, TBT, UI, NET, TIS, and JJ are referred to herein as "GUARANTORS").

                                   WITNESSETH

     WHEREAS, Borrower obtained an Aggregate Commitment in the principal amount of up to Forty Million and 00/100 Dollars ($40,000,000.00) pursuant to that certain Loan Agreement dated March 27, 2002 entered into by the Borrower, LBNA, and SWB (the "Initial Loan Agreement"), as amended by that First Amendment to Loan Agreement dated July 29, 2002 among Borrower, LBNA, and SWB (the "Initial First Amendment"), as further amended by that Second Amendment to Loan Agreement dated January 27, 2003 among Borrower, LBNA, and SWB (the "Initial Second Amendment"), as further amended by that Third Amendment to Loan Agreement dated June 30, 2003 among Borrower, LBNA, and SWB (the "Initial Third Amendment");

     WHEREAS, in order to refinance the indebtedness outstanding under the Initial Loan Agreement, Borrower, LBNA, SWB, NCB, FTB, and MLBF entered into that Amended and Restated Loan Agreement dated March 31, 2004 increasing the Aggregate Commitment (as defined therein) to an amount of Eighty Three Million and 00/100 Dollars ($83,000,000.00) (the "Amended and Restated Loan Agreement"), as amended by that certain First Amendment to Amended and Restated Loan Agreement dated September 9, 2004 (the "First Amendment"), and that certain Second Amendment to Amended and Restated Loan Agreement dated September 30, 2004 (the "Second Amendment");

     WHEREAS, in order to refinance the indebtedness outstanding under the Amended and Restated Loan Agreement, Borrower, LBNA, SWB, NCB, FTB, and MLBF have entered into that Second Amended and Restated Loan Agreement dated April 14, 2005 (the "Second

Amended and Restated Loan Agreement") increasing the Aggregate Revolving Loan Commitment to an amount of One Hundred Million and 00/100 Dollars
($100,000,000.00);

     WHEREAS, the Borrower hereby requests and the Lenders agree to amend the Second Amended and Restated Loan Agreement to increase the Aggregate Revolving Loan Commitment to One Hundred Fifty Million and 00/100 Dollars
($150,000,000.00) and make other amendments as more specifically set forth herein;

     WHEREAS, all capitalized terms used herein, and not otherwise defined herein, have the meaning given to them in the Second Amended and Restated Loan Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1. AMENDMENTS.

     Upon the satisfaction of the conditions precedent set forth herein, the Second Amended and Restated Loan Agreement shall be amended as follows:

          a) INTRODUCTORY PARAGRAPHS. In the second line of the third paragraph on Page 1 of the Second Amended and Restated Loan Agreement, the phrase "Target One and Target Two" shall be replaced with the phrase "Glick & Glick Consultants, LLC and Jon-Jay Associates, Inc.".

          b) REQUIRED LENDERS. In Section 2.4 of the Second Amended and Restated Loan Agreement, the definition of "Required Lenders" shall be replaced with the following: "The words Required Lenders means a minimum of three (3) Lenders whose shares of Lenders' Exposure at the relevant time aggregate at lease fifty one percent (51%)."

          c) AGGREGATE AMOUNT. The first sentence of Section 3.1.1.1 of the Second Amended and Restated Loan Agreement shall be revised and restated as follows: "Subject to the limitations in Section 3.1.2 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender's Pro-Rata Share of an Aggregate Revolving Loan Commitment of $150,000,000.00, by funding such Lender's Pro-Rata Share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein."

          d) INCREASES IN AGGREGATE REVOLVING LOAN COMMITMENT. The language set forth in Section 3.4 of the Second Amended and Restated Loan Agreement from and including Section 3.4.1 "Request for Increase", through and including Section
3.4.4 "Buying and Selling Lenders" shall be deleted in its entirety and replaced with the following: "Intentionally Deleted".

          e) INCREMENTAL INCREASE OF AGGREGATE COMMITMENT FEE. A new section 5.8 shall be added to Section 5 of the Second Amended and Restated Loan Agreement that states the following: "Contemporaneously with the execution and delivery of Amendment I, Borrower shall pay to Administrative Agent, on behalf of each Lender, a fee equal to fifteen (15) basis points of the difference between each Lender's Pro-Rata Share of the Aggregate Revolving Loan

Commitment as set forth in the Second Amended and Restated Loan Agreement and each Lender's Pro-Rata Share of the Aggregate Revolving Loan Commitment as set forth in Amendment I."

          f) LEASE ASSIGNMENTS. Section 8.3.3 of the Second Amended and Restated Loan Agreement shall be revised and amended so that the reference to "Section 12.29" shall be replaced with "Section 12.22".

          g) SATISFACTION OF CONDITIONS TO THE APPROVED ACQUISITION OF TARGET ONE. In Section 10.3.2 of the Second Amended and Restated Loan Agreement, the amount of "$5,000,000.00" shall be replaced with "$32,000,000.00" so that the total amount of Loan proceeds used as consideration at the time of closing of the Target One Acquisition shall not exceed $32,000,000.00, unless otherwise approved by Administrative Agent.

          h) SATISFACTION OF CONDITIONS TO THE APPROVED ACQUISITIONS OF TARGET TWO. In Section 10.3.2 of the Second Amended and Restated Loan Agreement, the amount of "$24,000,000.00" shall be replaced with the following language:
"$35,000,000.00, but in no event shall the amount of Loan proceeds used as consideration at the time of closing of the Target Two Acquisition exceed eight times the amount of Target Two's EBITDA for the most recently ended four fiscal quarters prior to the closing of the Target Two Acquisition."

          i) CONDITIONS TO ADVANCES FOR APPROVED ACQUISITIONS. Section 10.3 shall be revised to include a new Section 10.3.7, which states as follows:
"10.3.7. CONSUMMATION OF APPROVED ACQUISITIONS. Any Advance of Loan proceeds for the purposes of consummating an Approved Acquisition must occur no later than March 31, 2006."

          j) SPECIAL DEFINITIONS. In Section 16.1 of the Second Amended and Restated Loan Agreement, the following shall be added as the final sentence of the definition of "EBIT": "From and after the closing of the Target One Acquisition, EBIT shall be adjusted for the first four consecutive fiscal quarters thereafter by adding: $2,800,000.00 for the first subsequent calendar quarter, $2,100,000.00 for the second subsequent calendar quarter, $1,400,000.00 for the third subsequent calendar quarter, and $700,000.00 for the fourth subsequent calendar quarter."

          k) SPECIAL DEFINITIONS. In Section 16.1 of the Second Amended and Restated Loan Agreement, the following shall be added as the final sentence of the definition of "EBITDA": "From and after the closing of the Target One Acquisition, EBITDA shall be adjusted for the first four consecutive fiscal quarters thereafter by adding: $2,800,000.00 for the first subsequent calendar quarter, $2,100,000.00 for the second subsequent calendar quarter, $1,400,000.00 for the third subsequent calendar quarter, and $700,000.00 for the fourth subsequent calendar quarter."

          l) MINIMUM EBITDA. In Section 16.6 of the Second Amended and Restated Loan Agreement, the amount of "$37,000,000" shall be replaced with "$39,100,000".

          m) GLOSSARY. The Glossary located at Exhibit 2.1 of the Second Amended and Restated Loan Agreement shall be revised as follows:

               i) The definition of "BUYING LENDER" shall be deleted in its entirety.

               ii) The definition of "COMMITMENT AND ACCEPTANCE" shall be deleted in its entirety.

               iii) The definition of "COMMITMENT INCREASE NOTICE" shall be deleted in its entirety.

               iv) The definition of "EFFECTIVE COMMITMENT AMOUNT" shall be deleted in its entirety.

               v) The definition of "EXISTING LOAN DOCUMENTS" shall be revised to include the following language in such definition: "Security Agreement dated April 20, 2005, executed by Jon-Jay Associates, Inc., a Massachusetts corporation; the Guaranty of Jon-Jay Associates, Inc. dated April 20, 2005; the Stock pledge of Jon-Jay Associates, Inc. Stock dated April 20, 2005; the Security Agreement dated April 26, 2005, by TALX Tax Incentive Services, LLC, a Missouri limited liability company; the Guaranty of TALX Tax Incentive Services, LLC, a Missouri limited liability company, dated April 26, 2005; and the Collateral Assignment of Membership Interest by TALX UCM Services, Inc., a Missouri corporation, dated April 26, 2005, and any other loan document executed and delivered to Administrative Agent for the benefit of Lenders."

               vi) The definition of "LENDER INCREASE NOTICE" shall be deleted in its entirety.

               vii) The definition of "PROPOSED NEW LENDER" shall be deleted in its entirety.

               viii) The definition of "SECURITY AGREEMENT" shall be revised to include the following language in such definition: "Security Agreement dated April 20, 2005, executed by Jon-Jay Associates, Inc., a Massachusetts corporation; and Security Agreement dated April 26, 2005, by TALX Tax Incentive Services, LLC, a Missouri limited liability company."

               ix) The definition of "SELLING LENDER(S)" shall be deleted in its entirety.

               x) The definition of "TARGET ONE" shall be amended and restated in its entirety as follows: "means Employers Unity, Inc., a Colorado corporation.

               xi) The definition of "TARGET ONE ACQUISITION" shall be amended and restated in its entirety as follows: "means the acquisition of certain assets and assumption of certain liabilities of Target One by Borrower or a Subsidiary of Borrower pursuant to the Target One Acquisition Documents."

               xii) The definition of "TARGET ONE ACQUISITION DOCUMENTS" shall be amended and restated in its entirety to read as follows: "means the acquisition agreement entered into by Borrower or a Subsidiary of Borrower and Target One, in the form as furnished and approved by the Administrative Agent in writing prior to the consummation of the Target One Acquisition, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be approved in writing by the Administrative Agent.

               xiii) The definition of "TARGET TWO" shall be revised and amended and restated in its entirety as follows: "means Business Incentives, Inc., a Texas corporation."

               xiv) The definition of "TARGET TWO ACQUISITION" shall be amended and restated in its entirety as follows: "means the acquisition of the assets or the capital stock of Target Two by Borrower or a Subsidiary of Borrower pursuant to the Target Two Acquisition Documents."

               xv) The definition of "TARGET TWO ACQUISITION DOCUMENTS" shall be amended and restated in its entirety to read as follows: "means the acquisition agreement entered into by Borrower and/or a Subsidiary of Borrower, in the form as furnished and approved by the Administrative Agent in writing prior to the consummation of the Target Two Acquisition, with only such amendments, modifications or supplements thereto, or waivers of the terms thereof, as shall be approved in writing by the Administrative Agent.

          n) LENDERS, LENDER'S COMMITMENTS AND PRO-RATA SHARES. Exhibit 3 to the Second Amended and Restated Loan Agreement shall be amended and restated in its entirety as follows:

                    LENDER                       REVOLVING LOAN COMMITMENT
----------------------------------------------   -------------------------
       LaSalle Bank National Association              $ 45,000,000.00
          Southwest Bank of St. Louis                 $ 35,000,000.00
       National City Bank of the Midwest              $ 25,000,000.00
      Fifth Third Bank (Southern Indiana)             $ 17,500,000.00
Merrill Lynch Business Financial Services Inc.        $ 17,500,000.00
                  First Bank                          $ 10,000,000.00
                  AGGREGATES                          $150,000,000.00

          o) COMMITMENT AND ACCEPTANCE. Exhibit 3.4.1 to the Second Amended and Restated Loan Agreement shall be deleted in its entirety.

          p) COMPLIANCE CERTIFICATE. Schedule II to the Compliance Certificate attached as Exhibit 14.14 to the Second Amended and Restated Loan Agreement shall be replaced in its entirety with the attached Schedule II to Exhibit 14.14.

     2. CONDITIONS PRECEDENT TO THIS AMENDMENT I.

     As a condition precedent to Lenders' consent to the amendments as described herein and to the effectiveness of this Amendment I, the following must have been satisfied:

          a) This Agreement. Borrower, TUS, TES, TFTS, TBT, UI, NET, TIS, JJ, and Lenders shall have executed and delivered this Amendment I to Administrative Agent's possession and Borrower shall have paid to the Administrative Agent all fees related to this Amendment I.

          b) Other Loan Documents. Borrower shall have executed and delivered the following documents to Administrative Agent's possession: that certain Amended and Restated Revolving Note in the principal amount of $45,000,000.00 from Borrower in favor of LBNA; that certain Amended and Restated Revolving Note in the principal amount of $35,000,000.00 from Borrower in favor of SWB; that certain Amended and Restated Revolving Note in the principal amount of $25,000,000.00 from Borrower in favor of NCB; that certain Amended and Restated Revolving Note in the principal amount of $17,500,000.00 from Borrower in favor of MLBF; that certain Amended and Restated Revolving Note in the principal amount of $17,500,000.00 from Borrower in favor of FTB; and that certain Revolving Note in the principal amount of $10,000,000.00 from Borrower in favor of FB; and any other consents, approvals, opinions, certificates, documents or information as Administrative Agent deems necessary.

          c) Representations and Warranties. Except as set forth on Schedule 1 hereto, the Representations and Warranties, as set forth in Section 12 of the Second Amended and Restated Loan Agreement, shall be true and correct as of the date of this Amendment I.

          d) Compliance with Loan Documents. The Borrower and Guarantors shall be in full compliance with all of the terms and conditions of the Loan Documents, and there shall be no Existing Default thereunder, and no Default or Event of Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment I.

     3. MISCELLANEOUS.

          a) Loan Documents Continue. Except as specifically amended by this Amendment I, all of the terms, provisions, conditions, agreements, covenants, representations, warranties and powers contained in the Loan Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed and are incorporated herein by reference. Reference to this Amendment I need not be made in any note, document, letter, certificate, Loan Documents, or any communication issued or made pursuant to or with respect to the Loan Documents; any reference to the Loan Documents being sufficient to refer to the Loan Documents as amended hereby. In no manner shall this Amendment I impair the Loan Documents, the rights, remedies obligations, liabilities, liens or security interests represented thereby, nor shall any such rights, remedies, obligations, liabilities, liens or security interests be in any manner waived or impaired, diminished or discharged hereby.

          b) Counterparts. This Amendment I may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment I to produce or account for more than one counterpart signed by the party to be charged.

          c) Consent of Guarantors. Each of the Guarantors acknowledge and consent to the execution of this Amendment I by the Borrower and acknowledges that this consent is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgment to any future amendment, modification or waiver of any term of the Second Amended and Restated Loan Agreement or any other Loan Documents except as otherwise provided in said Guaranty. Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower to the Lenders under the Second Amended and Restated Loan Agreement, as amended pursuant to this Amendment I, and that the Guaranty shall be and remain in full force and effect.

  (Signatures of Borrower, Guarantors, and Lenders are on the following pages.)

     IN WITNESS WHEREOF, the undersigned has executed this Amendment I as of the date first written above.

                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        AS ADMINISTRATIVE AGENT AND A LENDER


                                        By: /s/ Tom Harmon
                                            ------------------------------------
                                        Print Name: Tom Harmon
                                        Title: Senior Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment I as of the date first written above.

                                        SOUTHWEST BANK OF ST. LOUIS,
                                        AS A LENDER


                                        By: /s/ Robert Sellers
                                            ------------------------------------
                                        Print Name: Robert W. Sellers
                                        Title: Senior Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment I as of the date first written above.

                                        NATIONAL CITY BANK OF THE MIDWEST,
                                        AS A LENDER


                                        By: /s/ Eric Hartman
                                            ------------------------------------
                                        Print Name: Eric Hartman
                                        Title: Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment I as of the date first written above.

                                        FIFTH THIRD BANK (SOUTHERN INDIANA),
                                        AS A LENDER


                                        By: /s/ Robert Sander
                                            ------------------------------------
                                        Print Name: Robert M. Sander
                                        Title: Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment I as of the date first written above.

                                        MERRILL LYNCH BUSINESS FINANCIAL
                                        SERVICES, INC., AS A LENDER


                                        By: /s/ Phillip Salter
                                            ------------------------------------
                                        Print Name: Philip Salter
                                        Title: Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment I as of the date first written above.

                                        FIRST BANK, AS A LENDER


                                        By: /s/ Keith M. Schmelder
                                            ------------------------------------
                                        Print Name: Keith Schmelder
                                        Title: Senior Vice President

     IN WITNESS WHEREOF, the undersigned has executed this Amendment I as of the date first written above.

                                        BORROWER:

                                        TALX CORPORATION, A MISSOURI
                                        CORPORATION, AS BORROWER


                                        By: /s/ L. Keith Graves
                                            ------------------------------------
                                        Print Name: L. Keith Graves
                                        Title: Chief Financial Officer

CONSENTED TO as of the date first written above.

                                        GUARANTORS:

TALX UCM SERVICES, INC., A MISSOURI CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer


TALX FASTIME SERVICES, INC., A TEXAS CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer


TALX EMPLOYER SERVICES, LLC, A MISSOURI LIMITED LIABILITY COMPANY, AS A
GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer


UI ADVANTAGE, INC., A MARYLAND CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer

TBT ENTERPRISES, INCORPORATED, A MARYLAND CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer


NET PROFIT, INC., A SOUTH CAROLINA CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer


TALX TAX INCENTIVE SERVICES, LLC, A MISSOURI LIMITED LIABILITY COMPANY, AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer


JON-JAY ASSOCIATES, INC., A MASSACHUSETTS CORPORATION, AS A GUARANTOR


By: /s/ L. Keith Graves
    ---------------------------------
Name: L. Keith Graves
Title: Chief Financial Officer

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

                      SCHEDULE II TO COMPLIANCE CERTIFICATE

All calculations done in accordance with GAAP on a consolidated basis, in accordance with the provisions of the Second Amended and Restated Loan Agreement and based on the period ended __________________. Any inconsistencies between the descriptions of the items set forth in this Schedule II and the terms of any of Sections 16.1 through 16.6 shall be resolved in favor of the terms set forth in Sections 16.1 through 16.6. Reference should be made to Sections 16.1 through
16.6 of the Second Amended and Restated Loan Agreement for more specific instructions regarding the calculation periods and how the components of the financial covenants should be calculated.

I.   EBITDA (for preceding four fiscal quarters) (Section 16.1):

               (i)    Net Income                                             $_________
               (ii)   Interest Expense                                       $_________
               (iii)  Federal, State and Local Income
                      Tax expense accrued for as a liability                 $_________
               (iv)   Amortization of good will and
                      other intangible assets and depreciation
                      expense taken or accrued for in such period,
                      without duplication                                    $_________
               (v)    Extraordinary losses in such period incurred
                      or accrued for in such period, without
                      duplication                                            $_________
               (vi)   Payments or noncash charges made pursuant
                      to the SEC Settlement                                  $_________
               (vii)  Share based compensation expense                       $_________
               (viii) Sums related to consummation of Approved Acquisition
                      ($2,800,000.00, $2,100,000.00, $1,400,000.00, or
                      $700,000.00, if applicable)                            $_________
               (ix)   Sum of Items (i) through (viii)                        $_________
               (x)    Extraordinary income/gain in such period
                      incurred or accrued for in such period,
                      without duplication                                    $_________
               (xi)   Noncash gains in connection with the
                      SEC Settlement                                         $_________
               (xii)  Sum of Items (x) and (xi)                              $_________
               (xiii) Items(ix) minus Item (xii) -- EBITDA                   $_________

II.  EBIT (for preceding four fiscal quarters) (Section 16.1):

               (i)    Net Income                                             $_________
               (ii)   Interest Expense                                       $_________
               (iii)  Federal, State and Local Income

                      Tax expense accrued for as a liability                 $_________
               (iv)   Share based compensation expense                       $_________
               (v)    Sums related to consummation of Approved Acquisition
                      ($2,800,000.00, $2,100,000.00, $1,400,000.00, or
                      $700,000.00, if applicable)                            $_________
               (vi)   Sum of Items (i) through (v) -- EBIT                   $_________

III. MINIMUM INTEREST COVERAGE (for preceding four fiscal quarters) (Section
     16.3)

     A.   EBIT (for preceding four fiscal quarters per Item II (vi))                 $_________

          Less:    (i) Dividends                                                     $_________
                   (ii)Federal, State and Local Income Tax expense
                       accrued for as a liability                                    $_________
     B.   Subtotal (EBIT minus (i) and (ii))                                         $_________

     C.   Interest Expense                                                           $_________

     D.   Ratio of Item B to Item C                                                  ______:1.0

     E.   Minimum ratio required by Section 16.3:  2.0 to 1.

IV. TOTAL INDEBTEDNESS TO EBITDA (for preceding four fiscal quarters) (Section 16.4)

     A.   Total Indebtedness                                                         $_________

     B.   EBITDA (for preceding four fiscal quarters per Item I (xiii))              $_________

     C.   Ratio of Item A to Item B                                                  ______:1.0

     D.   Maximum Ratio of Total Indebtedness to EBITDA permitted by Section 16.4:   2.50 to 1.

V.   MINIMUM EBITDA (for preceding four fiscal quarters) (Section 16.6)

     A.   EBITDA (for preceding four fiscal quarters per Item 1 (xiii))              $_________

     B.   75% EBITDA of Target One                                                   $_________

     C.   75% EBITDA of Target Two                                                   $_________

     D.   Minimum EBITDA required by Section 16.6:  $39,100,000 plus 75% EBITDA of
          Target One and Target Two